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                                                                   EXHIBIT 10.72


                       ASSIGNMENT AND ASSUMPTION OF LEASES


         This ASSIGNMENT AND ASSUMPTION OF LEASES ("Assignment") is entered into as of this 30th day of December, 1997 by and among BCC at Ravenna, Inc., a Delaware corporation, BCC at Greensboro, Inc., a Delaware corporation and BBC at Harrisburg, Inc., a Delaware corporation (collectively, "Assignor") and Senior Care Operators, LLC, a Delaware limited liability company ("Assignee").


                                   WITNESSETH:


         WHEREAS, Assignor is the holder of certain leasehold estates pursuant to leases, each dated as of March 28, 1997 (collectively, the "Leases") granted by the landlords identified on Exhibit A attached hereto (collectively, the "Landlords") in certain properties, also more fully described on Exhibit A attached hereto (collectively, the "Premises"); and

         WHEREAS, Assignor wishes to assign and set over to Assignee, and Assignee wishes to assume, all of Assignor's rights, title, interests and obligations in and pursuant to the Leases.

         NOW, THEREFORE, for ten dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

         1. Assignor assigns, sets over and transfers unto Assignee all of Assignor's rights, title, interest and obligations under the Leases. Assignee accepts the Assignment of the Leases from Assignor and agrees to assume all of Assignor's obligations under the Leases which accrue on or after the date hereof ("Assignee's Obligations"). As between Assignor and Assignee, Assignor shall remain liable for all obligations under the Leases which accrued prior to the date hereof ("Assignor's Obligations").

         2. Assignor represents and warrants that as of the date hereof, the Leases are in full force and effect, and have not been modified or amended.

         3. All terms and conditions of the Leases shall remain and continue in full force and effect. Assignee shall not further assign, transfer, encumber or pledge the Leases, or sublet the Premises, except in strict accordance with the terms and conditions of the Leases.


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         IN WITNESS WHEREOF, the parties hereto have executed this Assignment of
Lease on the date and year first written above.

                                    ASSIGNOR:


                                    BCC AT RAVENNA, INC.


                                    BY:________________________

                                    TITLE:_____________________

                                    BCC AT GREENSBORO, INC.


                                    BY:________________________

                                    TITLE:______________________


                                    BCC AT HARRISBURG, INC.


                                    BY:________________________

                                    TITLE:_____________________



                                    ASSIGNEE:

                                    SENIOR CARE OPERATORS, LLC


                                    BY:________________________

                                    TITLE:_____________________


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                                    EXHIBIT A

                   DESCRPTION OF ASSIGNOR, LEASE AND PROPERTY


ASSIGNOR               LEASE           LANDLORD                   PROPERTY


BCC at                 3/28/97         Capstone Capital           Ravenna, Ohio
Ravenna, Inc.                          Corporation, a
                                       Maryland corporation


BCC at                 3/28/97         Capstone Capital           Greensboro,
Greensboro, Inc.                       Corporation, a             North Carolina
                                       Maryland corporation


BCC at                 3/28/97         Capstone Capital           Harrisburg,
Harrisburg, Inc.                       of Pennsylvania, Inc.,     Pennsylvania
                                       a Pennsylvania
                                       corporation


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